UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: May 31, 2005

ITEM 1.    REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MID CAP CORE FUND

STYLE PURE SERIES   |   SEMI-ANNUAL REPORT   |   MAY 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Style Pure Series

Semi-Annual Report  •  May 31, 2005

SMITH BARNEY

MID CAP CORE FUND

BRIAN M. ANGERAME

Brian M. Angerame has 11 years of industry experience.

Education: BA in Government from Dartmouth College.

DEREK J. DEUTSCH, CFA

Derek J. Deutsch, CFA, has 9 years of industry experience.

Education: BA from Brown University and MBA from Georgetown University.

PETER C. STOURNARAS, CFA

Peter C. Stournaras, CFA, has 9 years of industry experience.

Education: BS Rensselaer Polytechnic Institute.

FUND OBJECTIVE

The Fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of medium-sized companies. Medium-sized companies are those companies with market capitalization values of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of mid capitalization companies for purposes of the Fund’s 80% investment policy.

BRIAN M. ANGERAME

PORTFOLIO MANAGER

DEREK J. DEUTSCH

PORTFOLIO MANAGER

PETER C. STOURNARAS

PORTFOLIO MANAGER

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, and geopolitical concerns, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)i growth was 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP growth was 3.5%, another solid advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following four rate hikes from June through November 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four times during the reporting period. All told, the Fed’s eight rate hikes brought the target for the federal funds rate to 3.00% from 1.00%. Following the end of the Fund’s reporting period, at its June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

During the six months covered by this report, the U.S. stock market posted a modest gain, with the S&P 500 Indexiv returning 2.42%. The reporting period began on a bright note, as the equity markets were in the midst of a sharp rally that began in October 2004. Investors were drawn to stocks as the uncertainty of the U.S. Presidential election lifted and oil prices fell from their record highs. Thus far in 2005, the equity markets have been volatile. Equities were weak in January, rose in February, fell in March and April, and increased in May. Mixed economic data, fluctuating oil prices, and rising interest rates have caused stocks to trade in a fairly narrow range this year.

Looking at the reporting period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, mid- and large-cap stocks outperformed their small-cap brethren during the period.

Performance Review

For the six months ended May 31, 2005, Class A shares of the Smith Barney Mid Cap Core Fund, excluding sales charges, returned 1.25%. These shares underperformed the Lipper Mid-Cap Core Funds Category Average1 which was 3.10%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Index,v returned 5.75%, for the same period.

PERFORMANCE SNAPSHOT

AS OF MAY 31, 2005

(excluding sales charges)

(unaudited)

6 Months

Mid Cap Core Fund — Class A Shares	1.25%

S&P MidCap 400 Index	5.75%

Lipper Mid-Cap Core Funds Category Average	3.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Class A share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class 1 shares returned 1.29%, Class B shares returned 0.82%, Class C shares returned 0.82% and Class Y shares returned 1.04% over the six months ended May 31, 2005.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 309 funds in the Fund’s Lipper category, and excluding sales charges.

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Special Shareholder Notices

Effective May 11, 2005, a team of individuals employed by Smith Barney Fund Management LLC (the “Manager”) manages the day-to-day operations of the Fund. The members of the team are Brian M. Angerame, Derek J. Deutsch and Peter C. Stournaras.

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Trust’s Board of Trustees will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Fund’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
[v]	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2004 and held for the six months ended May 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	1.29%	$1,000.00	$1,012.90	1.14%	$5.72

Class A	1.25	1,000.00	1,012.50	1.22	6.12

Class B	0.82	1,000.00	1,008.20	1.99	9.96

Class C	0.82	1,000.00	1,008.20	1.99	9.96

Class Y	1.04	1,000.00	1,010.40	0.75	3.76

(1)	For the six months ended May 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,019.25	1.14%	$5.74

Class A	5.00	1,000.00	1,018.85	1.22	6.14

Class B	5.00	1,000.00	1,015.01	1.99	10.00

Class C	5.00	1,000.00	1,015.01	1.99	10.00

Class Y	5.00	1,000.00	1,021.19	0.75	3.78

(1)	For the six months ended May 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

5        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited)	May 31, 2005

SHARES	SECURITY	VALUE
COMMON STOCK — 97.0%
CONSUMER DISCRETIONARY — 18.7%
Diversified Consumer Services — 1.8%
400,187	Laureate Education, Inc.*	$18,688,733

Hotels, Restaurants & Leisure — 2.2%
218,397	Aztar Corp.*	6,975,600
352,600	GTECH Holdings Corp.	9,957,424
140,949	IHOP Corp.	6,710,582

		23,643,606

Household Durables — 4.7%
338,862	D.R. Horton, Inc.	11,714,459
487,123	Ryland Group, Inc.	33,367,926
177,700	Yankee Candle Co., Inc.	5,606,435

		50,688,820

Leisure Equipment & Products — 0.5%
262,982	Marvel Enterprises, Inc.*	5,593,627

Media — 3.6%
315,305	DreamWorks Animation SKG, Inc., Class A Shares*	9,269,967
651,509	Harte-Hanks, Inc.	19,082,699
538,700	Lions Gate Entertainment Corp.*	5,607,867
5,968	Washington Post Co., Class B Shares	4,953,440

		38,913,973

Multi-Line Retail — 0.5%
262,200	Dollar General Corp.	5,141,742

Specialty Retail — 5.4%
454,500	Bed Bath & Beyond, Inc.*	18,475,425
161,400	Dick’s Sporting Goods, Inc.*	5,837,838
697,595	PETsMART, Inc.	22,162,593
292,849	Williams-Sonoma, Inc.*	11,517,751

		57,993,607

	TOTAL CONSUMER DISCRETIONARY	200,664,108

CONSUMER STAPLES — 2.1%
Food Products — 1.7%
601,435	Hormel Foods Corp.	17,814,505

Personal Products — 0.4%
106,976	Alberto-Culver Co.	4,742,246

	TOTAL CONSUMER STAPLES	22,556,751

ENERGY — 12.1%
Energy Equipment & Services — 5.8%
111,400	Diamond Offshore Drilling, Inc.	5,263,650
449,662	GlobalSantaFe Corp.	16,475,616
202,651	Nabors Industries, Ltd.*	11,168,096
196,030	Smith International, Inc.	11,518,723
340,067	Weatherford International Ltd.*	17,877,322

		62,303,407

See Notes to Financial Statements.

6        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	May 31, 2005

SHARES	SECURITY	VALUE
Oil, Gas & Consumable Fuels — 6.3%
187,600	Arch Coal, Inc.	$9,089,220
256,955	Murphy Oil Corp.	25,117,352
573,518	Newfield Exploration Co.*	22,051,767
430,092	Nexen, Inc.	11,182,392

		67,440,731

	TOTAL ENERGY	129,744,138

FINANCIALS — 14.7%
Capital Markets — 6.2%
80,625	Bear Stearns Cos., Inc.	7,985,100
302,040	Legg Mason, Inc.	24,821,647
725,389	National Financial Partners Corp.	27,738,875
171,900	Nelnet, Inc., Class A Shares*	6,343,110

		66,888,732

Commercial Banks — 3.7%
96,726	Comerica, Inc.	5,405,049
577,389	North Fork Bancorp., Inc.	15,739,624
254,383	Zions Bancorp.	18,020,492

		39,165,165

Insurance — 4.3%
79,058	Ambac Financial Group, Inc.	5,704,035
201,996	Fidelity National Financial, Inc.	7,269,836
269,973	PartnerRe Ltd.	17,837,116
439,448	Willis Group Holdings Ltd.	15,059,883

		45,870,870

Thrifts & Mortgages — 0.5%
351,771	Brookline Bancorp, Inc.	5,346,919

	TOTAL FINANCIALS	157,271,686

HEALTH CARE — 16.9%
Biotechnology — 2.0%
643,500	ImClone Systems, Inc.*	21,325,590

Health Care Equipment & Supplies — 7.6%
479,580	Cytyc Corp.*	11,226,968
374,661	DENTSPLY International, Inc.	21,374,410
87,303	Fisher Scientific International, Inc.*	5,452,946
216,155	Kyphon, Inc.*	6,201,487
633,315	Thermo Electron Corp.*	16,668,851
535,817	Varian Medical Systems, Inc.*	20,152,077

		81,076,739

Health Care Providers & Services — 5.0%
180,500	American Healthways, Inc.*	7,088,235
385,482	DaVita, Inc.*	17,755,301
176,730	PacifiCare Health Systems, Inc.*	11,103,946
270,501	Sierra Health Services, Inc.*	17,872,001

		53,819,483

See Notes to Financial Statements.

7        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	May 31, 2005

SHARES	SECURITY	VALUE
Pharmaceuticals — 2.3%
561,546	Medicis Pharmaceutical Corp., Class A Shares	$15,824,366
410,176	NPS Pharmaceuticals, Inc.*	4,745,736
108,669	OSI Pharmaceuticals, Inc.*	4,039,227

		24,609,329

	TOTAL HEALTH CARE	180,831,141

INDUSTRIALS — 10.4%
Aerospace & Defense — 2.4%
282,427	Alliant Techsystems, Inc.*	20,250,016
80,259	L-3 Communications Holdings, Inc.	5,680,732

		25,930,748

Air Freight & Logistics — 0.9%
162,773	C.H. Robinson Worldwide, Inc.	9,305,733

Building Products — 1.5%
392,642	American Standard Cos., Inc.	16,805,078

Electrical Equipment — 2.2%
148,052	Rockwell Automation, Inc.	7,605,431
226,782	Roper Industries, Inc.	15,852,062

		23,457,493

Road & Rail — 1.4%
301,649	Heartland Express, Inc.	6,048,062
174,576	Yellow Roadway Corp.*	9,214,121

		15,262,183

Trading Companies & Distributors — 2.0%
365,595	Fastenal Co.	21,248,381

	TOTAL INDUSTRIALS	112,009,616

INFORMATION TECHNOLOGY — 16.4%
Communications Equipment — 1.0%
153,150	Harris Corp.	4,401,531
228,180	Juniper Networks, Inc.*	5,850,535

		10,252,066

Computers & Peripherals — 1.8%
395,434	Diebold, Inc.	19,795,426

Electronic Equipment & Instruments — 1.1%
193,303	CDW Corp.	11,246,369

IT Services — 2.5%
908,429	Acxiom Corp.	16,760,515
211,265	DST Systems, Inc.*	10,216,775

		26,977,290

Office Electronics — 0.8%
200,414	Zebra Technologies Corp., Class A Shares*	8,553,670

Semiconductors & Semiconductor Equipment — 2.7%
439,930	Linear Technology Corp.	16,484,177
465,733	NVIDIA Corp.*	12,663,280

		29,147,457

See Notes to Financial Statements.

8        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	May 31, 2005

SHARES	SECURITY	VALUE
Software — 6.5%
548,096	Activision, Inc.*	$8,637,993
578,642	Amdocs Ltd.*	15,767,994
610,882	Mercury Interactive Corp.*	27,562,996
1,354,674	Quest Software, Inc.*	17,915,564

		69,884,547

	TOTAL INFORMATION TECHNOLOGY	175,856,825

MATERIALS — 4.9%
Chemicals — 3.0%
285,910	Air Products and Chemicals, Inc.	17,220,359
364,200	Cytec Industries, Inc.	15,172,572

		32,392,931

Metals & Mining — 1.9%
236,796	Compass Minerals International, Inc.	5,335,014
1,072,777	Glamis Gold Ltd.*	15,329,983

		20,664,997

	TOTAL MATERIALS	53,057,928

UTILITIES — 0.8%
Water Utilities — 0.8%
327,188	Aqua America, Inc.	8,906,057

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $875,759,987)	1,040,898,250

FACE AMOUNT
SHORT-TERM INVESTMENT — 3.2%
Repurchase Agreement — 3.2%
$34,317,000	Interest in $885,430,000 joint tri-party repurchase agreement dated 5/31/05 with Bank of America Corp., 3.050% due 6/1/05; Proceeds at maturity — $34,319,907; (Fully collateralized by U.S. Treasury Bill and various U.S. government agency obligations, 0.000% due 6/30/05 to 11/9/05; Market value — $35,003,349), (Cost — $34,317,000)	34,317,000

	TOTAL INVESTMENTS — 100.2% (Cost — $910,076,987#)	1,075,215,250
	Liabilities in Excess of Other Assets — (0.2)%	(1,989,296)

	TOTAL NET ASSETS — 100.0%	$1,073,225,954

*	Non-income producing security.
#	Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)	May 31, 2005

ASSETS:
Investments, at value (Cost $910,076,987)	$1,075,215,250
Cash	456
Receivable for securities sold	5,502,808
Receivable for Fund shares sold	778,644
Dividends and interest receivable	518,429
Prepaid expenses	38,045

Total Assets	1,082,053,632

LIABILITIES:
Payable for securities purchased	5,858,794
Payable for Fund shares repurchased	1,605,393
Management fee payable	675,418
Transfer agent fees payable	404,789
Distribution fees payable	258,233
Trustees’ fees payable	4,048
Accrued expenses	21,003

Total Liabilities	8,827,678

Total Net Assets	$1,073,225,954

NET ASSETS:
Par value (Note 5)	$50,617
Paid-in capital in excess of par value	822,028,718
Accumulated net investment loss	(3,300,111)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	89,308,467
Net unrealized appreciation on investments	165,138,263

Total Net Assets	$1,073,225,954

Shares Outstanding:
Class 1	277,045

Class A	17,175,385

Class B	17,989,431

Class C	15,092,538

Class Y	82,160

Net Asset Value:
Class 1 (and redemption price)	$22.01

Class A (and redemption price)	$21.92

Class B *	$20.82

Class C *	$20.82

Class Y (and redemption price)	$22.39

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$24.05

Class A (based on maximum sales charge of 5.00%)	$23.07

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

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Statement of Operations (unaudited)	For the Six Months Ended May 31, 2005

INVESTMENT INCOME:
Dividends	$6,242,812
Interest	155,806
Less: Foreign taxes withheld	(4,375)

Total Investment Income	6,394,243

EXPENSES:
Management fee (Note 2)	4,290,689
Distribution fees (Notes 2 and 4)	4,086,232
Transfer agent fees (Notes 2 and 4)	1,094,445
Shareholder reports (Note 4)	82,867
Custody fees	41,068
Trustees’ fees	27,456
Registration fees	24,664
Insurance	18,761
Audit and tax	15,193
Legal fees	8,725
Miscellaneous expenses	4,254

Total Expenses	9,694,354

Net Investment Loss	(3,300,111)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	92,673,455
Futures contracts	(425,893)
Foreign currency transactions	77

Net Realized Gain	92,247,639

Change in Net Unrealized Appreciation/Depreciation From Investments	(76,379,503)

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	15,868,136

Increase in Net Assets From Operations	$12,568,025

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended May 31, 2005 (unaudited) and the Year Ended November 30, 2004

	2005	2004
OPERATIONS:
Net investment loss	$(3,300,111)	$(9,946,141)
Net realized gain	92,247,639	59,846,849
Change in net unrealized appreciation/depreciation	(76,379,503)	48,452,358

Increase in Net Assets From Operations	12,568,025	98,353,066

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	71,090,756	156,800,573
Cost of shares repurchased	(242,008,719)	(268,552,797)

Decrease in Net Assets From Fund Share Transactions	(170,917,963)	(111,752,224)

Decrease in Net Assets	(158,349,938)	(13,399,158)
NET ASSETS:
Beginning of period	1,231,575,892	1,244,975,050

End of period*	$1,073,225,954	$1,231,575,892

* Includes accumulated net investment loss of:	$(3,300,111)	—

See Notes to Financial Statements.

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Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class 1 Shares(1)	2005(2)		2004	2003	2002	2001	2000(3)
Net Asset Value, Beginning of Period	$21.73		$19.91	$16.60	$18.70	$19.91	$25.17

Income (Loss) From Operations:
Net investment income (loss)	0.00	(4)	(0.05)	(0.08)	(0.09)	0.03	0.04
Net realized and unrealized gain (loss)	0.28		1.87	3.39	(2.01)	(1.24)	(3.97)

Total Income (Loss) From Operations	0.28		1.82	3.31	(2.10)	(1.21)	(3.93)

Less Distributions From:
Net realized gains	—		—	—	—	—	(1.33)

Total Distributions	—		—	—	—	—	(1.33)

Net Asset Value, End of Period	$22.01		$21.73	$19.91	$16.60	$18.70	$19.91

Total Return(5)	1.29%		9.14%	19.94%	(11.23)%	(6.08)%	(16.23)%

Net Assets, End of Period (000s)	$6,097		$6,002	$5,309	$4,461	$4,284	$3,542

Ratios to Average Net Assets:
Gross expenses	1.14	%(6)	1.08%	1.27%	1.25%	0.89%	0.88	%(6)
Net expenses	1.14	(6)	1.06 (7)	1.27	1.25	0.89	0.88	(6)
Net investment income (loss)	0.00	(6)(8)	(0.26)	(0.44)	(0.49)	0.15	0.72	(6)

Portfolio Turnover Rate	43%		79%	104%	87%	49%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2005 (unaudited).
(3)	For the period September 12, 2000 (inception date) to November 30, 2000.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager has waived a portion of its fees.
(8)	Amount represents less than 0.01%.

See Notes to Financial Statements.

13        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$21.65		$19.86	$16.55	$18.63	$19.89	$17.74

Income (Loss) From Operations:
Net investment income (loss)	(0.01)		(0.07)	(0.07)	(0.08)	(0.02)	0.07
Net realized and unrealized gain (loss)	0.28		1.86	3.38	(2.00)	(1.24)	3.55

Total Income (Loss) From Operations	0.27		1.79	3.31	(2.08)	(1.26)	3.62

Less Distributions From:
Net realized gains	—		—	—	—	—	(1.47)

Total Distributions	—		—	—	—	—	(1.47)

Net Asset Value, End of Period	$21.92		$21.65	$19.86	$16.55	$18.63	$19.89

Total Return(3)	1.25%		9.01%	20.00%	(11.16)%	(6.33)%	19.59%

Net Assets, End of Period (000s)	$376,449		$382,966	$355,954	$274,613	$301,707	$282,739

Ratios to Average Net Assets:
Gross expenses	1.22	%(4)	1.19%	1.22%	1.19%	1.16%	1.15%
Net expenses	1.22	(4)	1.16 (5)	1.22	1.19	1.16	1.15
Net investment income (loss)	(0.09	)(4)	(0.37)	(0.39)	(0.43)	(0.12)	0.31

Portfolio Turnover Rate	43%		79%	104%	87%	49%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager has waived a portion of its fees.

See Notes to Financial Statements.

14        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.65		$19.08	$16.02	$18.16	$19.54	$17.58

Income (Loss) From Operations:
Net investment loss	(0.09)		(0.22)	(0.18)	(0.20)	(0.17)	(0.10)
Net realized and unrealized gain (loss)	0.26		1.79	3.24	(1.94)	(1.21)	3.53

Total Income (Loss) From Operations	0.17		1.57	3.06	(2.14)	(1.38)	3.43

Less Distributions From:
Net realized gains	—		—	—	—	—	(1.47)

Total Distributions	—		—	—	—	—	(1.47)

Net Asset Value, End of Period	$20.82		$20.65	$19.08	$16.02	$18.16	$19.54

Total Return(3)	0.82%		8.23%	19.10%	(11.78)%	(7.06)%	18.68%

Net Assets, End of Period (000s)	$374,575		$410,756	$441,492	$391,990	$456,946	$456,844

Ratios to Average Net Assets:
Gross expenses	1.99	%(4)	1.94%	1.94%	1.91%	1.94%	1.90%
Net expenses	1.99	(4)	1.91 (5)	1.94	1.91	1.94	1.90
Net investment loss	(0.87	)(4)	(1.12)	(1.11)	(1.15)	(0.89)	(0.44)

Portfolio Turnover Rate	43%		79%	104%	87%	49%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager has waived a portion of its fees.

See Notes to Financial Statements.

15        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.65		$19.08	$16.02	$18.16	$19.54	$17.57

Income (Loss) From Operations:
Net investment loss	(0.09)		(0.22)	(0.18)	(0.20)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	0.26		1.79	3.24	(1.94)	(1.22)	3.54

Total Income (Loss) From Operations	0.17		1.57	3.06	(2.14)	(1.38)	3.44

Less Distributions From:
Net realized gains	—		—	—	—	—	(1.47)

Total Distributions	—		—	—	—	—	(1.47)

Net Asset Value, End of Period	$20.82		$20.65	$19.08	$16.02	$18.16	$19.54

Total Return(4)	0.82%		8.23%	19.10%	(11.78)%	(7.06)%	18.75%

Net Assets, End of Period (000s)	$314,265		$343,906	$355,703	$298,914	$341,072	$305,297

Ratios to Average Net Assets:
Gross expenses	1.99	%(5)	1.95%	1.93%	1.94%	1.90%	1.90%
Net expenses	1.99	(5)	1.92 (6)	1.93	1.94	1.90	1.90
Net investment loss	(0.87	)(5)	(1.13)	(1.10)	(1.18)	(0.86)	(0.44)

Portfolio Turnover Rate	43%		79%	104%	87%	49%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended May 31, 2005 (unaudited).
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager has waived a portion of its fees.

See Notes to Financial Statements.

16        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class Y Shares(1)	2005(2)		2004	2003	2002		2001	2000
Net Asset Value, Beginning of Period	$22.16		$20.23	$16.79	$18.82		$20.02	$17.78

Income (Loss) From Operations:
Net investment income (loss)	0.00	(3)	0.01	0.01	(0.00	)(3)	0.05	0.14
Net realized and unrealized gain (loss)	0.23		1.92	3.43	(2.03)		(1.25)	3.57

Total Income (Loss) From Operations	0.23		1.93	3.44	(2.03)		(1.20)	3.71

Less Distributions From:
Net realized gains	—		—	—	—		—	(1.47)

Total Distributions	—		—	—	—		—	(1.47)

Net Asset Value, End of Period	$22.39		$22.16	$20.23	$16.79		$18.82	$20.02

Total Return(4)	1.04%		9.54%	20.49%	(10.79)%		(5.99)%	20.06%

Net Assets, End of Period (000s)	$1,840		$87,946	$86,517	$76,561		$106,392	$123,489

Ratios to Average Net Assets:
Gross expenses	0.75	%(5)	0.77%	0.76%	0.77%		0.78%	0.82%
Net expenses	0.75	(5)	0.74 (6)	0.76	0.77		0.78	0.82
Net investment income (loss)	0.00	(5)(7)	0.05	0.07	(0.02)		0.28	0.63

Portfolio Turnover Rate	43%		79%	104%	87%		49%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2005 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager has waived a portion of its fees.
(7)	Amount represents less than 0.01%.

See Notes to Financial Statements.

17        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Smith Barney Mid Cap Core Fund (the “Fund”), a separate diversified investment fund of Smith Barney Investment Trust (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

18        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. During the six months ended May 31, 2005, the Fund paid transfer agent fees of $529,263 to CTB. In addition, for the six months ended May 31, 2005, the Fund also paid $9,842 to other Citigroup affiliates for shareholder recordkeeping services.

19        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There are maximum initial sales charges of 8.50% and 5.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2005, CGM and its affiliates received sales charges of approximately $4,000 and $540,000 on sales of the Fund’s Class 1 and Class A shares, respectively. In addition, for the six months ended May 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$341,000	$6,000

During the six months ended May 31, 2005, CGM and its affiliates received brokerage commissions in the amount of $59,804.

All officers and one trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$485,704,514

Sales	683,471,633

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$193,686,054
Gross unrealized depreciation	(28,547,791)

Net unrealized appreciation	$165,138,263

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended May 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$475,360	$1,962,758	$1,648,114

20        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended May 31, 2005, total Transfer Agent fees were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$10,603	$350,547	$395,756	$337,477	$62

For the six months ended May 31, 2005, total Shareholder Reports expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$397	$25,939	$32,905	$22,685	$941

5.	Shares of Beneficial Interest

At May 31, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Class 1
Shares sold	21,309	$471,097	36,195	$742,321
Shares repurchased	(20,428)	(448,106)	(26,709)	(544,530)

Net Increase	881	$22,991	9,486	$197,791

Class A
Shares sold	1,614,616	$35,228,415	3,812,191	$77,598,718
Shares repurchased	(2,125,148)	(46,384,317)	(4,053,911)	(82,125,172)

Net Decrease	(510,532)	$(11,155,902)	(241,720)	$(4,526,454)

Class B
Shares sold	596,547	$12,372,088	1,688,141	$32,940,971
Shares repurchased	(2,497,891)	(51,794,108)	(4,939,095)	(95,762,126)

Net Decrease	(1,901,344)	$(39,422,020)	(3,250,954)	$(62,821,155)

Class C*
Shares sold	1,102,663	$22,861,687	2,259,469	$43,992,768
Shares repurchased	(2,663,333)	(55,232,456)	(4,248,988)	(82,237,309)

Net Decrease	(1,560,670)	$(32,370,769)	(1,989,519)	$(38,244,541)

Class Y
Shares sold	7,032	$157,469	73,125	$1,525,795
Shares repurchased	(3,893,389)	(88,149,732)	(380,277)	(7,883,660)

Net Decrease	(3,886,357)	$(87,992,263)	(307,152)	$(6,357,865)

*	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Loss Carryforward

On November 30, 2004, the Fund had a net capital loss carryforward of $873,114, all of which expires in 2010. This amount will be available to offset any future taxable capital gains.

21        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and

22        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Trust’s Board of Trustees will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

23        Smith Barney Mid Cap Core Fund      |      2005 Semi-Annual Report

SMITH BARNEY

MID CAP CORE FUND

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and
Treasurer

Brian M. Angerame

Vice President and
Investment Officer

Derek J. Deutsch, CFA

Vice President and

Investment Officer

Peter C. Stournaras, CFA

Vice President and
Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Trust

Smith Barney Mid Cap Core Fund

The Fund is a separate investment fund of the Smith Barney Investment Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. , and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust — Smith Barney Mid Cap Core Fund, but it also may be used as sales literature.

SMITH BARNEY MID CAP CORE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01675 7/05 05-8783

ITEM 2	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Not applicable.

	(b)	Attached hereto.

		Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

		Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Trust

Date:	August 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Trust

Date:	August 5, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Investment Trust

Date:	August 5, 2005